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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 15, 2003
                                                         --------------

                         FIRSTFED AMERICA BANCORP, INC.
                         ------------------------------
            (Exact name of registrant as specified in its charter)

      Delaware                      1-12305             04-3331237
      --------                      --------            ----------
(State or other jurisdiction of    (Commission         (IRS Employer
 incorporation or organization)     File Number)        Identification No.)

                 ONE FIRSTFED PARK, Swansea, Massachusetts 02777
                 -----------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (508) 679-8181

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



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ITEMS 1, 2, 3, 4, 5, 8, 10, 11 AND 12.

      Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND OTHER EXHIBITS.
        ---------------------------------------

      Exhibit 99.1 Press Release dated April 15, 2003.

ITEM 9. REGULATION FD DISCLOSURE.
        ------------------------

      On April 15, 2003, FIRSTFED AMERICA BANCORP, INC. issued a press release which announced that the 2003 annual meeting of stockholders will be held on July 31, 2003.

      A press release announcing the annual meeting is attached as Exhibit 99.1.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    FIRSTFED AMERICA BANCORP, INC.




Date: April 15, 2003                By:  /s/ Robert F. Stoico
                                         ---------------------------------------
                                         Robert F. Stoico
                                         Chairman, President and Chief Executive
                                         Officer